Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C., SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of urban-gro, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2020, as filed with the Securities and Exchange Commission on November 3, 2020, (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 3, 2020	/s/ Bradley Nattrass Bradley Nattrass, Chief Executive Officer

Dated: November 3, 2020	/s/ Richard Akright Richard Akright, Chief Financial Officer